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Exhibit 99.1

Contact:	Donald H. Anderson, President/CEO Randall J. Larson, Executive Vice President/CFO 303-626-8200

TransMontaigne Announces Results For The Three Months Ended September 30, 2003
and Schedules Conference Call

Friday, November 14, 2003	Immediate Release

Denver, Colorado—TransMontaigne Inc. (AMEX:TMG) today announced financial results for the three months ended September 30, 2003. The Company today filed its Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

For the Three Months Ended
September 30, 2003 and 2002
(000s, except per share data)

	Three Months Ended
	September 30, 2003	September 30, 2002
Income Statement Data
Revenues	$2,550,574	$1,744,737
Net operating margins:(1)
Supply, distribution and marketing	11,710	7,612
Terminals, pipelines, tugs and barges	14,695	10,928
Operating income(2)	10,497	3,869
Earnings before income taxes	3,294	865
Net earnings	1,976	536
Net earnings (loss) attributable to common stockholders	1,285	(459)
Net earnings (loss) per common share—basic	0.03	(0.01)
Supplemental Financial Data
EBITDA(3)	$16,040	$8,499
Operating results for debt covenant compliance(4)	15,132	8,499
Cash Flow Activities
Net cash provided (used) by operating activities	$(16,874)	$28,739
Net cash provided (used) by investing activities	(7,419)	(2,653)
Net cash provided (used) by financing activities	14,268	(41,293)
	September 30, 2003	June 30, 2003
Balance Sheet Data
Working capital	$68,029	$63,946
Long-term debt	200,000	200,000

(1)
Net operating margin represents revenues, less product costs and other direct costs and expenses.

(2)
Operating income represents net operating margin less selling, general and administrative expenses, corporate relocation and transition expenses, and depreciation and amortization.

(3)
EBITDA is defined as earnings before income taxes, interest expense, net, other financing costs, net, and depreciation and amortization.

(4)
See attached reconciliation of operating results for debt covenant compliance to EBITDA and net earnings.

Reported revenues for the three months ended September 30, 2003 were approximately $2.5 billion, up from approximately $1.7 billion for the comparable period in the prior year. Revenues from deliveries of physical product are presented on a gross basis in accordance with EITF Issue 02-03. Net operating margins for the three months ended September 30, 2003 were approximately $26.4 million compared to approximately $18.5 million for the three months ended September 30, 2002. Net earnings for the three months ended September 30, 2003, were approximately $2.0 million compared to approximately $0.5 million for the three months ended September 30, 2002. Net operating margins and net earnings in the current fiscal period were impacted by inventory gains recognized, inventory gains deferred, and lower of cost or market write-downs, which affects comparability amongst the periods. TransMontaigne believes that operating results for debt covenant compliance, which eliminates the impact of these inventory adjustments, is a useful measure to evaluate and compare performance between reporting periods.

Our net operating margins—operating results for debt covenant compliance for the supply, distribution and marketing segment (which we refer to as "supply MTM margins") for the three months ended September 30, 2003 were approximately $10.8 million, as compared to $7.6 million during the three months ended September 30, 2002. The increase of approximately $3.2 million for the current fiscal period was due principally to increases in heavy oil margins of approximately $1.4 million from the Coastal Fuels assets, approximately $0.9 million in light oil margins and approximately $4.7 million in margins from trading activities, offset by decreases in supply management services margins of approximately $1.8 million and basis (bulk) margins of approximately $2.1 million.

The net operating margins from our terminals, pipelines, tugs and barges were approximately $14.7 million for the three months ended September 30, 2003 as compared to approximately $10.9 million for the three months ended September 30, 2002. The increase of approximately $3.8 million is due principally to the acquisition of the Coastal Fuels assets, which generated approximately $3.6 million of net operating margin in the current fiscal period.

Selling, general and administrative expenses were approximately $10.4 million in the current fiscal period as compared to approximately $9.3 million in the comparable period in the prior year. Selling, general and administrative expenses were in line with expectations for the current fiscal period.

During the three months ended September 30, 2003, the Company generated approximately $6.2 million of discretionary operating results for debt covenant compliance (see Supplement D attached). Discretionary operating results for debt covenant compliance is defined as operating results for debt covenant compliance less cash interest expense, cash income taxes, capital expenditures to maintain the existing facilities, and preferred stock dividends paid in cash.

Our average delivered volumes under our various sales arrangements is as follows (in barrels per day):

	Three Months Ended
	September 30, 2003	September 30, 2002
Rack sales	142,000	129,000
Contract sales	178,000	103,000
Supply management services contracts	23,000	12,000
Bulk sales	401,000	339,000

Total	744,000	583,000

Conference Call

TransMontaigne Inc. also announced today that it has scheduled a conference call for Wednesday, November 19, 2003 at 11:00 a.m. (EST) regarding the above information. Analysts, investors and other interested parties are invited to listen to management's presentation of the annual results and the supplemental financial information by accessing the call as follows:

(888) 423-3281
Ask for:
TransMontaigne

A playback of the conference call will be available from 2:30 p.m. (EST) on Wednesday, November 19, 2003 until 11:59 p.m. (EST) on Wednesday, November 26, 2003 by calling:

USA: 800-475-6701
International: 320-365-3844
Access Code: 706826

TransMontaigne Inc. is a refined petroleum products distribution and supply company based in Denver, Colorado with operations in the United States, primarily in the Gulf Coast, Midwest and East Coast regions. The Company's principal activities consist of (i) terminal, pipeline, and tug and barge operations, (ii) supply, distribution and marketing and (iii) supply management services. The Company's customers include refiners, wholesalers, distributors, marketers, and industrial and commercial end-users of refined petroleum products. Corporate news and additional information about TransMontaigne Inc. is available 24 hours a day, 7 days a week on the Company's web site: www.transmontaigne.com

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected.

Supplement A

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Operating Results for Debt Covenant Compliance

	Three Months Ended September 30, 2003	Three Months Ended September 30, 2002
Net Operating Margins:
Terminals, Pipelines and Tugs and Barges(1)
Historical facilities	$11,132	$10,928
Coastal Fuels assets(2)	3,563	—

Total terminals, pipelines and tugs and barges	14,695	10,928

Supply, Distribution and Marketing(3)
Light oil marketing:
Rack sales margins	1,533	1,175
Contract sales margins	1,468	1,752
Rolling risk management contracts to future months	(719)	(1,570)

Light oil margins	2,282	1,357
Basis activities	2,348	4,468
Trading activity, net	2,132	(2,595)
Supply management services	2,600	4,382
Heavy oil marketing(2)	1,440	—

Total supply, distribution and marketing	10,802	7,612

Total net operating margins	25,497	18,540
Selling, general and administrative expenses	(10,371)	(9,331)
Corporate relocation and transition	—	(1,084)
Dividend income	6	374

Operating Results for Debt Covenant Compliance	$15,132	$8,499

(1)
We measure the financial performance of our terminal, pipeline and tug and barge operations utilizing the accrual method of accounting.

(2)
The acquisition of both Coastal Fuels Marketing, Inc. and Coastal Tug and Barge, Inc. closed on February 28, 2003, and accordingly, the net operating margins attributable to those activities are included only from the date of acquisition.

(3)
We assess the financial performance of our supply, distribution, and marketing segment using a non-GAAP financial performance measure, which we refer to as "supply mark to market margins" or "supply MTM margins." In determining our "supply MTM margins," our inventories—discretionary volumes held for immediate sale or exchange are reflected at fair value, which matches the treatment of our derivative and risk management contracts. Therefore, the effects of changes in the fair value of our inventories—discretionary volumes held for immediate sale or exchange are included in net operating margins in the period in which the fair value actually changes. Supply MTM margins exclude the lower of cost or market write-downs on our inventories—base operating volumes and inventories—minimum volumes.

Supplement B

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Reconciliation of Operating Results for Debt Covenant Compliance to Net Earnings

	Three Months Ended June 30,
	2003	2002
Operating results for debt covenant compliance(1)	$15,132	$8,499
Gains recognized on beginning inventories—discretionary volumes held for immediate sale or exchange	5,855	—
Gains deferred on ending inventories—discretionary volumes held for immediate sale or exchange	(3,067)	—
Lower of cost or market write-down on base operating inventory volumes	(1,848)	—
Lower of cost or market write-down on inventories—minimum volumes	(32)	—

EBITDA	16,040	8,499
Depreciation and amortization	(5,537)	(4,256)
Interest expense, net	(6,396)	(3,224)
Other financing costs, net	(813)	(154)
Income tax expense	(1,318)	(329)

Net earnings	$1,976	$536

(1)
Operating results for debt covenant compliance is used as a measure of our financial performance in our borrowing arrangements. The Working Capital Credit Facility includes a "fixed charge coverage ratio" that is based on operating results for debt covenant compliance. The fixed charge coverage ratio states that for each fiscal quarter of the Company, the ratio (expressed as a percentage) of the operating results for debt covenant compliance of the Company and its subsidiaries for the period of four consecutive fiscal quarters then ended to consolidated fixed charges of the Company and its subsidiaries for such period shall equal or exceed 150%. The fixed charge coverage ratio for the period of four consecutive fiscal quarters ended September 30, 2003 was 214%.

In evaluating operating results for debt covenant compliance, we believe that consideration should be given, among other things, to the amount by which operating results for debt covenant compliance exceed interest costs for the period; how operating results for debt covenant compliance compare to principal repayments on debt for the period; and how operating results for debt covenant compliance compare to capital expenditures for the period.

Supplement C

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Quarterly Operating Results for Debt Covenant Compliance by Fiscal Year

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Y-T-D Total
Fiscal Year Ending June 30, 2004
Terminals, pipeline and tugs and barges:
Historical facilities	$11,132	—	—	—	$11,132
Coastal Fuels assets	3,563	—	—	—	3,563
Product supply distribution and marketing:
Light oil	9,362	—	—	—	9,362
Heavy oil	1,440	—	—	—	1,440

Net operating margins	25,497	—	—	—	25,497
Dividend income	6	—	—	—	6
Selling, general and administrative	(10,371)	—	—	—	(10,371)

Operating results for debt covenant compliance	$15,132	—	—	—	$15,132

Fiscal Year Ended June 30, 2003
Terminals, pipeline and tugs and barges:
Historical facilities	$10,928	$10,745	$10,874	$9,837	$42,384
Coastal Fuels assets	—	—	1,676	3,732	5,408
Product supply distribution and marketing:
Light oil	7,612	13,343	11,669	16,391	49,015
Heavy oil	—	—	2,489	3,810	6,299

Net operating margins	18,540	24,088	26,708	33,770	103,106
Dividend income	374	—	—	—	374
Selling, general and administrative	(9,331)	(8,775)	(10,440)	(11,945)	(40,491)
Corporate relocation	(1,084)	(365)	—	—	(1,449)

Operating results for debt covenant compliance	$8,499	$14,948	$16,268	$21,825	$61,540

Fiscal Year Ended June 30, 2002
Terminals, pipeline and tugs and barges:
Historical facilities	$8,341	$8,513	$9,596	$9,268	$35,718
Product supply distribution and marketing:
Light oil	27,599	13,729	20,106	7,313	68,747

Net operating margins	35,940	22,242	29,702	16,581	104,465
Dividend income and equity earnings	1,349	108	(7)	—	1,450
Selling, general and administrative	(8,465)	(8,185)	(8,955)	(9,606)	(35,211)
Corporate relocation	—	—	(315)	(6,001)	(6,316)

Operating results for debt covenant compliance	$28,824	$14,165	$20,425	$974	$64,388

Supplement C

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Operating Results for Debt Covenant Compliance Reconciled to EBITDA and Net Earnings (Loss)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Y-T-D Total
Fiscal Year Ending June 30, 2004
Operating results for debt covenant compliance	$15,132	—	—	—	$15,132
Gains recognized on beginning inventories—discretionary volumes held for immediate sale or exchange	5,855	—	—	—	5,855
Gains deferred on ending inventories—discretionary volumes held for immediate sale or exchange	(3,067)	—	—	—	(3,067)
Lower of cost or market write-downs on base operating volumes	(1,848)	—	—	—	(1,848)
Lower of cost or market write-downs on inventories—minimum volumes	(32)	—	—	—	(32)

EBITDA	16,040	—	—	—	16,040
Depreciation and amortization	(5,537)	—	—	—	(5,537)
Interest expense, net	(6,396)	—	—	—	(6,396)
Other financing costs, net	(813)	—	—	—	(813)
Income tax expense	(1,318)	—	—	—	(1,318)

Net earnings	$1,976	—	—	—	$1,976

Supplement C

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Operating Results for Debt Covenant Compliance Reconciled to EBITDA and Net Earnings (Loss)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	Y-T-D Total
Fiscal Year Ended June 30, 2003
Operating results for debt covenant compliance	$8,499	$14,948	$16,268	$21,825	$61,540
Gains recognized on beginning inventories—discretionary volumes held for immediate sale or exchange	—	12,644	—	—	12,644
Gains deferred on ending inventories—discretionary volumes held for immediate sale or exchange	—	(33,490)	33,490	(5,855)	(5,855)
Change in FIFO cost basis of base operating inventory volumes	—	—	—	(7,887)	(7,887)
Net margin recognized on sale of inventories—minimum volumes	—	—	18,854	—	18,854
Lower of cost or market write-downs on base operating inventory volumes	—	—	(12,412)	(23)	(12,435)
Lower of cost or market write-downs on inventories—minimum volumes	—	—	(633)	—	(633)

EBITDA	8,499	(5,898)	55,567	8,060	66,228
Depreciation and amortization	(4,256)	(4,293)	(4,851)	(5,971)	(19,371)
Interest expense, net	(3,224)	(2,967)	(3,759)	(4,469)	(14,419)
Other financing costs, net	(154)	966	(1,725)	(4,363)	(5,276)
Income tax benefit (expense)	(329)	4,633	(17,192)	368	(12,520)
Cumulative effect adjustment	—	(7,839)	—	—	(7,839)

Net earnings (loss)	$536	$(15,398)	$28,040	$(6,375)	$6,803

Fiscal Year Ended June 30, 2002
Operating results for debt covenant compliance	$28,824	$14,165	$20,425	$974	$64,388
Lower of cost or market write-downs on inventories—minimum volumes	(849)	(12,114)	—	—	(12,963)
Gain (loss) on disposition of assets, net	(1,295)	—	—	1,282	(13)

EBITDA	26,680	2,051	20,425	2,256	51,412
Depreciation and amortization	(4,282)	(4,024)	(4,143)	(4,107)	(16,556)
Interest expense, net	(2,789)	(2,757)	(3,577)	(2,714)	(11,837)
Other financing costs, net	(4,076)	(11)	1,384	(6,293)	(8,996)
Income tax expense	(5,902)	1,801	(5,354)	3,990	(5,465)

Net earnings (loss)	$9,631	$(2,940)	$8,735	$(6,868)	$8,558

Supplement D

TRANSMONTAIGNE INC. AND SUBSIDIARIES
Discretionary Operating Results for Debt Covenant Compliance

	Three months ended September 30, 2003	Year Ended June 30, 2003	Year Ended June 30, 2002
Operating results for debt covenant compliance	$15,132	$61,540	$64,388
Less: cash interest expense, net	(6,396)	(14,705)	(12,436)
Less: cash income taxes	(4)	(315)	(643)
Less: capital expenditures—maintain existing facilities	(1,478)	(3,649)	(2,191)
Less: preferred stock dividends paid in cash	(1,093)	(4,501)	—

Operating results for debt covenant compliance available for discretionary purposes	$6,161	$38,370	$49,118

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  TransMontaigne Announces Results For The Three Months Ended September 30, 2003 and Schedules Conference Call